J.P. MORGAN AVIATION, TRANSPORTATION AND INDUSTRIALS CONFERENCE MARCH 5, 2019 1

SAFE HARBOR Statements in this presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2018 Annual Report on Form10-K and its Quarterly Reports on Form10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Annual Reports on Form10-K and Quarterly Reports on Form10-Q (available on our website at jetblue.com and at sec.gov) and in our fourth quarter earnings call (furnished on January 24th, 2019), which reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 32

UPDATE & OUTLOOK ROBIN HAYES CHIEF EXECUTIVE OFFICER

UNIT REVENUE: UPDATING 1Q GUIDANCE, MONITORING CLOSE-IN TRENDS

RASM YOY GROWTH



(2.0) – 1.0%
(0.75) pts
(0.75) pts
(0.25) pts
(0.25) pts
(3.5) – (1.5)%
Original guide
Low walk-up fares
Off-peak softness (likely driven by economy)
Haiti weakness
Additional calendar shift
Updated guide

Note: dotted lines denote guidance

- Mid-point of RASM guide lower by 2 points
  - Off-peak pressure from competitive capacity in Florida to Caribbean markets and low tactical walk-up fares in transcon (Boston & New York)
  - Broad off-peak yield softness expected for March that we believe relates to slower economic growth
  - Bookings weakness to/from Haiti related to U.S. travel advisory, expected to be temporary
  - Incremental 0.25 impact of Easter/Passover calendar shift; expect total 2Q calendar benefit equal to 2.25 points

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PEAK VS TROUGH RASM PERFORMANCE DIVERGING

SIGNIFICANT SLOWDOWN SINCE GUIDE

REVENUE BUILD



February YoY
March Yo2Y*
Pre Guide (Jan 2-20)
Post Guide (Jan 20-Feb 28)

1Q RASM Yo2Y*
PEAK VS TROUGH



Q1 Peak
Q1 Trough

*Yo2Y: Year over two years

PRELIMINARY VIEW INTO 2Q

- Current bookings for April peak performing better than trough periods
  - Peak April bookings don't show a full carry-through of recent trough softness; approaching 50% booked
  - Anticipate approximately 1 point of 1Q softness carrying through into 2Q, specifically in off-peak weeks
  - Expect RASM pressure to further diminish into peak Summer season

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TAKING IMMEDIATE CAPACITY ACTIONS TO ADDRESS NEAR-TERM RASM WEAKNESS

REDUCING 2019 CAPACITY GROWTH

- Reducing 2019 capacity growth by 0.5 pts
  - 2019 capacity guide reduced to a range between +4.5 and 6.5% year over year
  - Actions targeted at specific areas of weakness
  - Schedule updates to be loaded by end of March and throughout 2019
- Continue to evaluate Fall capacity based on demand, GDP and fuel trends
  - Expect to make further adjustments as warranted

SPECIFIC CAPACITY ACTIONS

Low walk-up fares	• Caribbean-specific capacity adjustments, including redeployments • Day of week adjustments targeted at specific transcon markets in trough periods
Off-peak softness	• Tactical trough reductions in under-performing markets, mainly through day of week adjustments, for the remainder of the year
Haiti weakness	• Tactical cancels and redeployments to stronger markets (e.g., Puerto Rico)

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UNIT COSTS: MAINTAINING OUR 2019 GUIDE CASM EX-FUEL YOY GROWTH* • Maintain 1Q and full year 2019 cost guidance 1.5 – 3.5% ‒ 2019 CASM ex-fuel outlook unchanged ‒ Similar to 2018, plan to mitigate unit cost pressure from capacity reductions throughout 2019 0.0 – 2.0% ‒ 1Q 2019 range between 1.5% to 3.5%, driven by engine maintenance timing and YoY impact of pilot contract ‒ Currently operating at high completion factor due to mild winter and ongoing improvement on ‘blue sky’ days 1Q 2019E 2019E Note: dotted lines denote guidance 77 *Refer to the Appendix for a discussion on non-GAAP financial measures

EXECUTING COST SAVINGS TO SUPPORT EPS GOALS CASM EX-FUEL YOY GROWTH* • Expect to continue making substantial progress in 0.0 – 2.0% cost execution over the coming years ‒ 2018 CASM ex-Fuel included 1.3 points impact of pilot 1.1% contract; expect additional headwind of 3 points during 1H 2019 (2.5) – (0.5) % • Anticipate full year 2019 and 2020 progress driven by Structural Cost Program and Cabin Restyling ‒ Run rate savings from Structural Cost Program continue to ramp ‒ Additional seats from restyle program benefit unit costs; 1H19 contribution of 0.5%, 2H19 contribution of 1.1%** 2018 2019E 2020E Note: dotted lines denote guidance 88 *Refer to the Appendix for a discussion on non-GAAP financial measures **Incremental expected YoY ASM growth contributed by restyled aircraft

REMAINING COMMITTED TO EPS RANGE OF $2.50 TO $3.00 BUILDING BLOCKS RECENT PROGRESS AND KEY ASSUMPTIONS • We continue to expect our base case assumptions • Recent network adds in Boston to strengthen to translate to an EPS range of $2.50 - $3.00 relevance • Recently signed letter of intent with Sabre to renew NETWORK PRODUCT FLEET COST CAPITAL OFFERING ALLOCATION and upgrade current CSS • Completed 14 aircraft in Cabin Restyling Program > 7c • Making progress on Fare Options 2.0; on track to 30 - 40c deliver by year-end 10 - 15c BASE CASE ASSUMPTIONS Variable 2019 2020 Average 35 - 55c GDP 2.6 2.0 2.3 CPI 2.2 2.3 2.3 Jet Fuel ($/gallon) 2.32 2.34 2.33 30 - 40c • GDP and CPI: 2019: Blue Chip Average consensus (July 2018); 2020: Bloomberg • Jet Fuel: 2019 Brent consensus (as of 09/10/2018) + Heating Oil/Brent Crack + US Gulf Coast Jet Basis + 2018’s Net Premium; 2020: Similar to 2019; Brent consensus carried forward flat from Q4 2019 99

2019 GUIDE SUMMARY CAPACITY RASM CASM EX-FUEL** ALL-IN FUEL PRICE 1Q 2019 FY 2019* 1Q 2019* FY 2019 1Q 2019 FY 2019 1Q 2019* FY 2019 7.5 – 9.5% 4.5 – 6.5% (3.5) – (1.5)% N/A 1.5 – 3.5% 0.0 – 2.0% $2.08 / gal N/A CAPEX AIRCRAFT CAPEX NON-AIRCRAFT OTHER INCOME / (EXPENSE) JTP / JTV (EXPENSES) 1Q 2019 FY 2019 1Q 2019 FY 2019 1Q 2019 FY 2019 1Q 2019 FY 2019 $85 - 265m $1.05b – 1.2b $35 – 45m $150 – 200m ($20) – (25)m ($85) – (95)m ($11) – (15)m ($45) – (55)m * Change to prior guidance **Refer to the Appendix for a discussion on non-GAAP financial measures 10

APPENDIX: NOTE ON NON-GAAP FINANCIAL MEASURES Consolidated operating cost per available seat mile, excluding fuel and related taxes, certain non-airline operating expenses, and special items (“CASM Ex-Fuel”) Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating cost per available seat mile to determine CASM Ex-Fuel. We believe CASM Ex-Fuel provides investors the ability to measure financial performance excluding items beyond our control such as fuel costs, which are subject to many economic and political factors beyond our control; or not related to the generation of an available seat mile, such as operating expenses related to other non-airline businesses. We believe this measure is more indicative of our ability to manage costs and is more comparable to measures reported by other major airlines. Note A within our fourth quarter earnings release (provided in our Current Report on Form 8-K furnished to the Securities and Exchange Commission on January 24, 2019) provides a reconciliation of this non-GAAP financial measure. With respect to JetBlue’s CASM Ex-Fuel guidance, JetBlue is unable to provide a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. 12